OTHER CURRENT LIABILITIES (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013		Dec. 31, 2012
OTHER CURRENT LIABILITIES [Abstract]
Accrued expenses	$ 13,620	[1]	$ 10,092	[1]
Employees and institutions in respect thereof	4,597		4,463
Government institutions	7,524		4,260
Related party	133		125
Accrued dividend	3,616		2,570
Others	786		863
Total	30,276		22,373
Legal fees	$ 5,000		$ 5,800

[1]	As of December 31, 2013 and 2012 includes approximately US $5 million and US$5.8 million respectively, regarding the legal fees resulting from the claim described in Note 11A3.